Exhibit (c)(iii)(E)

Appropriation Bill

2012-13

Budget Paper No. 5

Circulated by The Hon. Mike Baird MP, Treasurer, New South Wales

First print

New South Wales

Appropriation Bill 2012

Explanatory note

This explanatory note relates to this Bill as introduced into Parliament.

The following Bills are cognate with this Bill:

•	Appropriation (Parliament) Bill 2012

•	State Revenue and Other Legislation Amendment (Budget Measures) Bill 2012

Overview of Bill

The object of this Bill is to appropriate from the Consolidated Fund various sums of money required during the 2012–13 financial year for the recurrent services and capital works and services of the Government, including:

(a)	the principal departments, and

(b)	various special offices.

The Consolidated Fund largely comprises receipts from, and payments out of, taxes, fines, some regulatory fees, Commonwealth grants and income from Crown assets.

The Bill contains an additional appropriation which allocates revenue raised in connection with gaming machine taxes to the Minister for Health and Minister for Medical Research for spending on health related services.

The Bill provides for appropriation for the whole of the 2012–13 financial year.

b2012-049-33.d14

Appropriation Bill 2012

Explanatory note

Outline of provisions

Part 1	Preliminary

Clause 1 sets out the name (also called the short title) of the proposed Act.

Clause 2 provides for the commencement of the proposed Act on the date of assent to the proposed Act.

Clause 3 interprets a reference to the financial year to which the proposed Act relates.

Clause 4 is an interpretive provision relating to expenses and capital expenditure information included in the proposed Act.

Part 2	Appropriation (Departments)

Part 2 (clauses 5–18) provides for the appropriations for the recurrent services and capital works and services of the specified departments for the financial year of 2012–13. The amounts appropriated are:

(a)	$49,504,311,000 for recurrent services, and

(b)	$2,534,310,000 for capital works and services.

Part 3	Additional appropriation for health related services

Part 3 (clauses 19 and 20) makes an additional appropriation of $245,000,000 to the Minister for Health and Minister for Medical Research, with this being part of the revenue raised from gaming machine taxes.

Part 4	Appropriation (Special Offices)

Part 4 (clauses 21–30) provides for the appropriations for the recurrent services and capital works and services of the specified offices for the financial year of 2012–13. The total amounts appropriated are:

(a)	$274,498,000 for recurrent services, and

(b)	$12,124,000 for capital works and services.

Part 5	General

Part 5 (clauses 31–34) provides for general matters related to the appropriations set out in Parts 2–4 of the proposed Act.

Clause 31 enables the Treasurer to authorise payment for a purpose, in excess of the sum appropriated for the purpose, in specified circumstances. Clause 32 allows this function to be delegated by the Treasurer.

Explanatory note page 2

Appropriation Bill 2012

Explanatory note

Clause 33 allows the Treasurer to apply an appropriation differently in the event that responsibility for a service or function is transferred.

Clause 34 allows a Minister to table a Budget Paper in the Legislative Assembly by presenting it to the Clerk of the Legislative Assembly, if the Legislative Assembly is not sitting when the Budget Paper is sought to be tabled.

Explanatory note page 3

First print

New South Wales

Appropriation Bill 2012

Contents

			Page
Part 1	Preliminary

	1	Name of Act	2
	2	Commencement	2
	3	Interpretation	2
	4	Expenses and capital expenditure information	2

Part 2	Appropriation (Departments)

	Division 1 General appropriation

	5	General appropriation from Consolidated Fund 2012–13 for recurrent services (Departments)	3
	6	General appropriation from Consolidated Fund 2012–13 for capital works and services (Departments)	3

	Division 2 Attorney General and Justice

	7	Department of Attorney General and Justice	4

b2012-049-33.d14

Appropriation Bill 2012

Contents

			Page
	Division 3 Education and Communities

	8	Department of Education and Communities	5

	Division 4 Family and Community Services

	9	Department of Family and Community Services	6

	Division 5 Finance and Services

	10	Department of Finance and Services	8

	Division 6 Health

	11	Ministry of Health	9

	Division 7 Premier and Cabinet

	12	Department of Premier and Cabinet	10

	Division 8 Planning and Infrastructure

	13	Department of Planning and Infrastructure	11

	Division 9 Trade and Investment, Regional Infrastructure and Services

	14	Department of Trade and Investment, Regional Infrastructure and Services	12

	Division 10 Transport

	15	Transport for NSW	14

	Division 11 Treasury

	16	The Treasury	15
	17	Crown Finance Entity	15
	18	Advance to the Treasurer	16

Part 3	Additional appropriation for health related services

	19	Additional appropriation from Consolidated Fund 2012–13 for recurrent services	17
	20	Special appropriation to Minister for Health and Minister for Medical Research—additional revenue from gaming machine taxes	17

Part 4	Appropriation (Special Offices)

	Division 1 General appropriation

	21	Appropriation from Consolidated Fund 2012–13 for recurrent services (Special Offices)	18
	22	Appropriation from Consolidated Fund 2012–13 for capital works and services (Special Offices)	18

Contents page 2

Appropriation Bill 2012

Contents

			Page
	Division 2 Special Offices

	23	Judicial Commission of New South Wales	19
	24	Office of the Director of Public Prosecutions	19
	25	Independent Commission Against Corruption	20
	26	Independent Pricing and Regulatory Tribunal	21
	27	New South Wales Electoral Commission	22
	28	Ombudsman’s Office	22
	29	Police Integrity Commission	23
	30	Public Service Commission	24

Part 5	General

	31	Variation of authorised payments from Consolidated Fund	25
	32	Appointment of person to carry out the functions of the Treasurer under section 31	25
	33	Delayed restructures	26
	34	Tabling of Budget Papers	26

Contents page 3

New South Wales

Appropriation Bill 2012

No     , 2012

A Bill for

An Act to appropriate out of the Consolidated Fund sums for the recurrent services and capital works and services of the Government for the year 2012–13.

See also the Appropriation (Parliament) Bill 2012 and the State Revenue and Other Legislation Amendment (Budget Measures) Bill 2012.

Clause 1	Appropriation Bill 2012

Part 1	Preliminary

The Legislature of New South Wales enacts:

Part 1	Preliminary

1	Name of Act

This Act is the Appropriation Act 2012.

2	Commencement

This Act commences on the date of assent to this Act.

3	Interpretation

In this Act, a reference to the year 2012–13 is a reference to the year from 1 July 2012 to 30 June 2013.

4	Expenses and capital expenditure information

(1)	A note included in this Act that is described as “expenses” sets out the expenses for the recurrent services of the body for which an appropriation is made by this Act, disaggregated across the relevant service groups.

(2)	A note included in this Act that is described as “capital expenditure” sets out the expenditure on capital works and services of the body for which an appropriation is made by this Act, disaggregated across the relevant service groups.

(3)	A note referred to in subsection (1) or (2) is included for information only and does not form part of this Act.

Appropriation Bill 2012	Clause 5

Appropriation (Departments)	Part 2

Part 2	Appropriation (Departments)

Division 1	General appropriation

5	General appropriation from Consolidated Fund 2012–13 for recurrent services (Departments)

(1)	Out of the Consolidated Fund there are hereby appropriated the sums identified in sections 7–18, as sums appropriated by this Act for recurrent services, which sums may be issued and applied for or towards the several uses and purposes expressed in those sections for recurrent services for the year 2012–13.

(2)	The total sum appropriated out of the Consolidated Fund for recurrent services for the year 2012–13 in accordance with the provisions of sections 7–18 is the sum of $49,504,311,000.

(3)	Any amounts expended for recurrent services under section 25 of the Public Finance and Audit Act 1983 or any Supply Act on or after 1 July 2012 and before the date of assent to this Act are taken to have been expended out of such of the sums for recurrent services set out in sections 7–18, as may be determined by the Treasurer. This subsection applies only if this Act is assented to after 1 July 2012.

6	General appropriation from Consolidated Fund 2012–13 for capital works and services (Departments)

(1)	Out of the Consolidated Fund there are hereby appropriated the sums identified in sections 7–18, as sums appropriated by this Act for capital works and services, which sums may be issued and applied for or towards the several uses and purposes expressed in those sections for capital works and services for the year 2012–13.

(2)	The total sum appropriated out of the Consolidated Fund for capital works and services for the year 2012–13 in accordance with the provisions of sections 7–18 is the sum of $2,534,310,000.

(3)	Any amounts expended for capital works and services under section 25 of the Public Finance and Audit Act 1983 or any Supply Act on or after 1 July 2012 and before the date of assent to this Act are taken to have been expended out of such of the sums for capital works and services set out in sections 7–18, as may be determined by the Treasurer. This subsection applies only if this Act is assented to after 1 July 2012.

Clause 7	Appropriation Bill 2012

Part 2	Appropriation (Departments)

Division 2	Attorney General and Justice

7	Department of Attorney General and Justice

(1)	Recurrent appropriation

The sum of $4,965,658,000 is appropriated to the Attorney General and Minister for Justice for the recurrent services of the Department of Attorney General and Justice.

Note (expenses): This recurrent appropriation will fund expenses of $5,558,626,000, disaggregated as follows:

		$,000
01	Legal, Policy and Regulatory Services	54,997
02	Court Services	448,728
03	Court Support Services	89,549
04	Crime Prevention and Community Services	114,362
05	Registry of Births, Deaths and Marriages	24,242
06	Crown Solicitor’s Office	69,252
07	Business and Personnel Services	63,251
08	Custody Management	743,163
09	Supervision of Offenders in the Community	153,169
10	Offenders Program	159,576
11	Community Based Services	67,698
12	Juvenile Custodial Services	134,710
13	Cluster Grant Funding	3,435,929

	Total	5,558,626

(2)	Capital appropriation

The sum of $194,694,000 is appropriated to the Attorney General and Minister for Justice for the capital works and services of the Department of Attorney General and Justice.

Note (capital expenditure): This capital appropriation will fund capital expenditure of $197,911,000, disaggregated as follows:

		$,000
01	Legal, Policy and Regulatory Services	253
02	Court Services	95,025

Appropriation Bill 2012	Clause 8

Appropriation (Departments)	Part 2

		$,000
03	Court Support Services	611
04	Crime Prevention and Community Services	903
05	Registry of Births, Deaths and Marriages	550
06	Crown Solicitor’s Office	665
07	Custody Management	56,281
08	Supervision of Offenders in the Community	7,073
09	Offenders Program	6,567
10	Community Based Services	2,495
11	Juvenile Custodial Services	27,488

	Total	197,911

Division 3	Education and Communities

8	Department of Education and Communities

(1)	Recurrent appropriation

The sum of $12,079,394,000 is appropriated to the Minister for Education for the recurrent services of the Department of Education and Communities.

Note (expenses): This recurrent appropriation will fund expenses of $14,229,454,000, disaggregated as follows:

		$,000
01	Early Childhood Education Services	377,061
02	Primary Education Services in Government Schools	5,357,011
03	Secondary Education Services in Government Schools	4,851,746
04	Non-Government Schools	959,953
05	TAFE NSW	1,809,473
06	Vocational Education and Training	371,192
07	Sport and Recreation Services	225,270
08	Support Aboriginal Culture and Community Resilience	20,555
09	Citizenship and Communities	80,669

Clause 9	Appropriation Bill 2012

Part 2	Appropriation (Departments)

		$,000
10	Personnel Services	27,905
11	Cluster Grant Funding	148,619

	Total	14,229,454

(2)	Capital appropriation

The sum of $514,944,000 is appropriated to the Minister for Education for the capital works and services of the Department of Education and Communities.

Note (capital expenditure): This capital appropriation will fund capital expenditure of $543,259,000, disaggregated as follows:

		$,000
01	Early Childhood Education Services	500
02	Primary Education Services in Government Schools	269,042
03	Secondary Education Services in Government Schools	177,659
04	TAFE NSW	85,490
05	Vocational Education and Training	5
06	Sport and Recreation Services	9,280
07	Support Aboriginal Culture and Community Resilience	84
08	Citizenship and Communities	1,199

	Total	543,259

Division 4	Family and Community Services

9	Department of Family and Community Services

(1)	Recurrent appropriation

The sum of $4,621,839,000 is appropriated to the Minister for Family and Community Services and Minister for Women for the recurrent services of the Department of Family and Community Services.

Note (expenses): This recurrent appropriation will fund expenses of $4,900,100,000, disaggregated as follows:

$,000
01	Community Support for People with a Disability, their Family and Carers	743,327

Appropriation Bill 2012	Clause 9

Appropriation (Departments)	Part 2

		$,000
02	Short-term Interventions for People with a Disability, their Family and Carers	399,103
03	Supported Accommodation for People with a Disability	1,390,613
04	Community Development and Support	141,231
05	Child, Youth and Family Prevention and Early Intervention Services	131,177
06	Statutory Child Protection	411,579
07	Out-of-Home Care	723,009
08	Housing Policy and Assistance	888,665
09	Shared Services—Businesslink	71,396

	Total	4,900,100

(2)	Capital appropriation

The sum of $193,345,000 is appropriated to the Minister for Family and Community Services and Minister for Women for the capital works and services of the Department of Family and Community Services.

Note (capital expenditure): This capital appropriation will fund capital expenditure of $195,445,000, disaggregated as follows:

		$,000
01	Community Support for People with a Disability, their Family and Carers	3,667
02	Short-term Interventions for People with a Disability, their Family and Carers	6,340
03	Supported Accommodation for People with a Disability	138,446
04	Community Development and Support	3,845
05	Child, Youth and Family Prevention and Early Intervention Services	3,671
06	Statutory Child Protection	11,762
07	Out-of-Home Care	20,714
08	Housing Policy and Assistance	7,000

	Total	195,445

Clause 10	Appropriation Bill 2012

Part 2	Appropriation (Departments)

Division 5	Finance and Services

10	Department of Finance and Services

(1)	Recurrent appropriation

The sum of $371,006,000 is appropriated to the Minister for Finance and Services and Minister for the Illawarra for the recurrent services of the Department of Finance and Services.

Note (expenses): This recurrent appropriation will fund expenses of $1,453,728,000, disaggregated as follows:

		$,000
01	Finance, Policy and Strategy	256,763
02	Government Services	348,139
03	State Revenue	180,561
04	Fair Trading	157,069
05	Public Works	185,781
06	Land and Property Information	176,783
07	Personnel Services	148,632

	Total	1,453,728

(2)	Capital appropriation

The sum of $19,929,000 is appropriated to the Minister for Finance and Services and Minister for the Illawarra for the capital works and services of the Department of Finance and Services.

Note (capital expenditure): This capital appropriation will fund capital expenditure of $334,750,000, disaggregated as follows:

		$,000
01	Finance, Policy and Strategy	3,728
02	Government Services	285,182
03	State Revenue	15,310
04	Fair Trading	6,433
05	Public Works	5,131
06	Land and Property Information	18,966

	Total	334,750

Appropriation Bill 2012	Clause 11

Appropriation (Departments)	Part 2

Division 6	Health

11	Ministry of Health

(1)	Recurrent appropriation

The sum of $8,947,556,000 is appropriated to the Minister for Health and Minister for Medical Research for the recurrent services of the Ministry of Health.

Note (expenses): This recurrent appropriation and the appropriation under section 20 will fund expenses of $17,277,671,000, disaggregated as follows:

		$,000
01	Population Health Services	405,028
02	Primary and Community Based Services	1,227,573
03	Aboriginal Health Services	100,225
04	Outpatient Services	1,717,296
05	Emergency Services	1,836,157
06	Inpatient Hospital Services	8,239,073
07	Mental Health Services	1,412,212
08	Rehabilitation and Extended Care Service	1,323,953
09	Teaching and Research	839,372
10	Cluster Grant Funding	176,782

	Total	17,277,671

(2)	Capital appropriation

The sum of $807,506,000 is appropriated to the Minister for Health and Minister for Medical Research for the capital works and services of the Ministry of Health.

Note (capital expenditure): This capital appropriation will fund capital expenditure of $1,004,458,000, disaggregated as follows:

		$,000
01	Primary and Community Based Services	63,576
02	Outpatient Services	186,302
03	Emergency Services	210,295
04	Inpatient Hospital Services	457,031

Clause 12	Appropriation Bill 2012

Part 2	Appropriation (Departments)

		$,000
05	Mental Health Services	48,349
06	Rehabilitation and Extended Care Service	31,347
07	Teaching and Research	7,558

	Total	1,004,458

Division 7	Premier and Cabinet

12	Department of Premier and Cabinet

(1)	Recurrent appropriation

The sum of $943,515,000 is appropriated to the Premier and Minister for Western Sydney for the recurrent services of the Department of Premier and Cabinet.

Note (expenses): This recurrent appropriation will fund expenses of $1,669,588,000, disaggregated as follows:

		$,000
01	NSW 2021 Plan Leadership and Support	6,988
02	Delivery and Implementation Group	20,914
03	Services and Capabilities Improvement	5,731
04	Policy Support	38,223
05	Administrative Support for Government	119,825
06	Communications and Advertising	5,634
07	Capacity Building, Oversight and Provision of Advice for Local Government	25,582
08	Pensioner Rebate Scheme	76,000
09	Companion Animals Program	6,361
10	Environment and Heritage, Policy and Programs	590,201
11	Country, Culture and Heritage	13,964
12	Parks and Wildlife	418,608

Appropriation Bill 2012	Clause 13

Appropriation (Departments)	Part 2

		$,000
13	Scientific Services	55,043
14	Personnel Services	57,592
15	Cluster Grant Funding	228,922

	Total	1,669,588

(2)	Capital appropriation

The sum of $39,385,000 is appropriated to the Premier and Minister for Western Sydney for the capital works and services of the Department of Premier and Cabinet.

Note (capital expenditure): This capital appropriation will fund capital expenditure of $50,161,000, disaggregated as follows:

		$,000
01	Policy Support	2,116
02	Administrative Support for Government	2,557
03	Capacity Building, Oversight and Provision of Advice for Local Government	145
04	Environment and Heritage, Policy and Programs	3,104
05	Country, Culture and Heritage	327
06	Parks and Wildlife	39,023
07	Scientific Services	2,889

	Total	50,161

Division 8	Planning and Infrastructure

13	Department of Planning and Infrastructure

(1)	Recurrent appropriation

The sum of $104,588,000 is appropriated to the Minister for Planning and Infrastructure and Minister Assisting the Premier on Infrastructure NSW for the recurrent services of the Department of Planning and Infrastructure.

Clause 14	Appropriation Bill 2012

Part 2	Appropriation (Departments)

Note (expenses): This recurrent appropriation will fund expenses of $206,206,000, disaggregated as follows:

		$,000
01	Strategies and Land Release	56,613
02	Plan Making and Urban Renewal	63,956
03	Development Assessment	52,650
04	Personnel Services	32,987

	Total	206,206

(2)	Capital appropriation

The sum of $6,849,000 is appropriated to the Minister for Planning and Infrastructure and Minister Assisting the Premier on Infrastructure NSW for the capital works and services of the Department of Planning and Infrastructure.

Note (capital expenditure): This capital appropriation will fund capital expenditure of $7,497,000, disaggregated as follows:

		$,000
01	Strategies and Land Release	1,268
02	Plan Making and Urban Renewal	4,363
03	Development Assessment	1,866

	Total	7,497

Division 9	Trade and Investment, Regional Infrastructure and Services

14	Department of Trade and Investment, Regional Infrastructure and Services

(1)	Recurrent appropriation

The sum of $1,684,050,000 is appropriated to the Deputy Premier, Minister for Trade and Investment and Minister for Regional Infrastructure and Services for the recurrent services of the Department of Trade and Investment, Regional Infrastructure and Services.

Appropriation Bill 2012	Clause 14

Appropriation (Departments)	Part 2

Note (expenses): This recurrent appropriation will fund expenses of $2,530,956,000, disaggregated as follows:

		$,000
01	Industry Innovation and Investment	346,156
02	Resources and Energy	344,158
03	Primary Industries	978,947
04	Personnel Services	283,080
05	Cluster Grant Funding	578,615

	Total	2,530,956

(2)	Capital appropriation

The sum of $50,745,000 is appropriated to the Deputy Premier, Minister for Trade and Investment and Minister for Regional Infrastructure and Services for the capital works and services of the Department of Trade and Investment, Regional Infrastructure and Services.

Note (capital expenditure): This capital appropriation will fund capital expenditure of $59,794,000, disaggregated as follows:

		$,000
01	Industry Innovation and Investment	12,097
02	Resources and Energy	3,234
03	Primary Industries	44,463

	Total	59,794

Clause 15	Appropriation Bill 2012

Part 2	Appropriation (Departments)

Division 10	Transport

15	Transport for NSW

(1)	Recurrent appropriation

The sum of $9,598,503,000 is appropriated to the Minister for Transport for the recurrent services of Transport for NSW.

Note (expenses): This recurrent appropriation will fund expenses of $9,807,926,000, disaggregated as follows:

		$,000
01	Transport Infrastructure and Development	4,039,587
02	Integrated Transport Service Delivery	3,719,236
03	Integrated Transport Planning and Management	2,031,416
04	Cluster Grant Funding	17,687

	Total	9,807,926

(2)	Capital appropriation

The sum of $280,674,000 is appropriated to the Minister for Transport for the capital works and services of Transport for NSW.

Note (capital expenditure): This capital appropriation will fund capital expenditure of $407,859,000, disaggregated as follows:

		$,000
01	Transport Infrastructure and Development	384,101
02	Integrated Transport Service Delivery	15,486
03	Integrated Transport Planning and Management	8,272

	Total	407,859

(3)	A reference in this section to Transport for NSW includes a reference to the Department of Transport.

Appropriation Bill 2012	Clause 16

Appropriation (Departments)	Part 2

Division 11	Treasury

16	The Treasury

(1)	Recurrent appropriation

The sum of $61,219,000 is appropriated to the Treasurer for the recurrent services of The Treasury.

Note (expenses): This recurrent appropriation will fund expenses of $77,317,000, as follows:

$,000
01	State Resource Management	77,317

(2)	Capital appropriation

The sum of $385,000 is appropriated to the Treasurer for the capital works and services of The Treasury.

Note (capital expenditure): This capital appropriation will fund capital expenditure of $385,000, as follows:

$,000
01	State Resource Management	385

17	Crown Finance Entity

(1)	Recurrent appropriation

The sum of $5,976,983,000 is appropriated to the Treasurer for the recurrent services of the Crown Finance Entity.

Note (expenses): This recurrent appropriation will fund expenses of $4,526,237,000, disaggregated as follows:

		$,000
01	Debt Liability Management	1,581,023
02	Superannuation Liability Management	706,403

Clause 18	Appropriation Bill 2012

Part 2	Appropriation (Departments)

		$,000
03	Central Financial Services	2,238,811

	Total	4,526,237

(2)	Capital appropriation

The sum of $290,854,000 is appropriated to the Treasurer for the capital works and services of the Crown Finance Entity.

Note (capital expenditure): This capital appropriation will fund capital expenditure of $500,000, as follows:

$,000
01	Central Financial Services	500

18	Advance to the Treasurer

(1)	Recurrent appropriation

The sum of $150,000,000 is appropriated to the Treasurer for the recurrent services of the Advance to the Treasurer.

(2)	Capital appropriation

The sum of $135,000,000 is appropriated to the Treasurer for the capital works and services of the Advance to the Treasurer.

Appropriation Bill 2012	Clause 19

Additional appropriation for health related services	Part 3

Part 3	Additional appropriation for health related services

19	Additional appropriation from Consolidated Fund 2012–13 for recurrent services

(1)	Out of the Consolidated Fund there is appropriated the sum identified in section 20, to the Minister specified in relation to that sum, for recurrent services, which sum may be issued and applied for or towards the uses and purposes expressed in that section for the recurrent services of the Government for the year 2012–13.

(2)	The sum appropriated by this Part is in addition to any other sum appropriated by this Act for recurrent services.

(3)	Any amounts expended for recurrent services under section 25 of the Public Finance and Audit Act 1983 or any Supply Act on or after 1 July 2012 and before the date of assent to this Act are taken to have been expended out of such of the sum for recurrent services set out in section 20 as may be determined by the Treasurer. This subsection applies only if this Act is assented to after 1 July 2012.

20	Special appropriation to Minister for Health and Minister for Medical Research—additional revenue from gaming machine taxes

The sum of $245,000,000 is appropriated to the Minister for Health and Minister for Medical Research for the recurrent services of the Ministry of Health.

Clause 21	Appropriation Bill 2012

Part 4	Appropriation (Special Offices)

Part 4	Appropriation (Special Offices)

Division 1	General appropriation

21	Appropriation from Consolidated Fund 2012–13 for recurrent services (Special Offices)

(1)	Out of the Consolidated Fund there are hereby appropriated the sums identified in sections 23–30, as sums appropriated by this Act for recurrent services, which sums may be issued and applied for or towards the several uses and purposes expressed in those sections for recurrent services for the year 2012–13.

(2)	The total sum appropriated out of the Consolidated Fund for recurrent services for the year 2012–13 in accordance with the provisions of sections 23–30 is the sum of $274,498,000.

(3)	Any amounts expended for recurrent services under section 25 of the Public Finance and Audit Act 1983 or any Supply Act on or after 1 July 2012 and before the date of assent to this Act are taken to have been expended out of such of the sums for recurrent services set out in sections 23–30, as may be determined by the Treasurer. This subsection applies only if this Act is assented to after 1 July 2012.

22	Appropriation from Consolidated Fund 2012–13 for capital works and services (Special Offices)

(1)	Out of the Consolidated Fund there are hereby appropriated the sums identified in sections 23–30, as sums appropriated by this Act for capital works and services, which sums may be issued and applied for or towards the several uses and purposes expressed in those sections for capital works and services for the year 2012–13.

(2)	The total sum appropriated out of the Consolidated Fund for capital works and services for the year 2012–13 in accordance with the provisions of sections 23–30 is the sum of $12,124,000.

(3)	Any amounts expended for capital works and services under section 25 of the Public Finance and Audit Act 1983 or any Supply Act on or after 1 July 2012 and before the date of assent to this Act are taken to have been expended out of such of the sums for capital works and services set out in sections 23–30, as may be determined by the Treasurer. This subsection applies only if this Act is assented to after 1 July 2012.

Appropriation Bill 2012	Clause 23

Appropriation (Special Offices)	Part 4

Division 2	Special Offices

23	Judicial Commission of New South Wales

(1)	Recurrent appropriation

The sum of $4,746,000 is appropriated to the Attorney General and Minister for Justice for the recurrent services of the Judicial Commission of New South Wales.

Note (expenses): This recurrent appropriation will fund expenses of $5,541,000, as follows:

$,000
01	Education, Sentencing and Complaints	5,541

(2)	Capital appropriation

The sum of $150,000 is appropriated to the Attorney General and Minister for Justice for the capital works and services of the Judicial Commission of New South Wales.

Note (capital expenditure): This capital appropriation will fund capital expenditure of $150,000, as follows:

$,000
01	Education, Sentencing and Complaints	150

24	Office of the Director of Public Prosecutions

(1)	Recurrent appropriation

The sum of $99,343,000 is appropriated to the Attorney General and Minister for Justice for the recurrent services of the Office of the Director of Public Prosecutions.

Note (expenses): This recurrent appropriation will fund expenses of $109,311,000, disaggregated as follows:

$,000
01	Prosecutions	101,345

Clause 25	Appropriation Bill 2012

Part 4	Appropriation (Special Offices)

		$,000
02	Victim and Witness Assistance	7,966

	Total	109,311

(2)	Capital appropriation

The sum of $1,368,000 is appropriated to the Attorney General and Minister for Justice for the capital works and services of the Office of the Director of Public Prosecutions.

Note (capital expenditure): This capital appropriation will fund capital expenditure of $1,368,000, disaggregated as follows:

		$,000
01	Prosecutions	1,293
02	Victim and Witness Assistance	75

	Total	1,368

25	Independent Commission Against Corruption

(1)	Recurrent appropriation

The sum of $20,721,000 is appropriated to the Premier and Minister for Western Sydney for the recurrent services of the Independent Commission Against Corruption.

Note (expenses): This recurrent appropriation will fund expenses of $22,981,000, as follows:

$,000
01	Corruption Investigation, Prevention, Research and Education	22,981

Appropriation Bill 2012	Clause 26

Appropriation (Special Offices)	Part 4

(2)	Capital appropriation

The sum of $2,402,000 is appropriated to the Premier and Minister for Western Sydney for the capital works and services of the Independent Commission Against Corruption.

Note (capital expenditure): This capital appropriation will fund capital expenditure of $2,402,000, as follows:

$,000
01	Corruption Investigation, Prevention, Research and Education	2,402

26	Independent Pricing and Regulatory Tribunal

(1)	Recurrent appropriation

The sum of $23,899,000 is appropriated to the Premier and Minister for Western Sydney for the recurrent services of the Independent Pricing and Regulatory Tribunal.

Note (expenses): This recurrent appropriation will fund expenses of $26,019,000, as follows:

$,000
01	Utilities Pricing, Regulation and Analysis and Policy Work	26,019

(2)	Capital appropriation

The sum of $180,000 is appropriated to the Premier and Minister for Western Sydney for the capital works and services of the Independent Pricing and Regulatory Tribunal.

Note (capital expenditure): This capital appropriation will fund capital expenditure of $180,000, as follows:

$,000
01	Utilities Pricing, Regulation and Analysis and Policy Work	180

Clause 27	Appropriation Bill 2012

Part 4	Appropriation (Special Offices)

27	New South Wales Electoral Commission

(1)	Recurrent appropriation

The sum of $53,815,000 is appropriated to the Premier and Minister for Western Sydney for the recurrent services of the New South Wales Electoral Commission.

Note (expenses): This recurrent appropriation will fund expenses of $58,853,000, as follows:

$,000
01	Conduct and Management of Elections	58,853

(2)	Capital appropriation

The sum of $4,190,000 is appropriated to the Premier and Minister for Western Sydney for the capital works and services of the New South Wales Electoral Commission.

Note (capital expenditure): This capital appropriation will fund capital expenditure of $4,190,000, as follows:

$,000
01	Conduct and Management of Elections	4,190

28	Ombudsman’s Office

(1)	Recurrent appropriation

The sum of $24,044,000 is appropriated to the Premier and Minister for Western Sydney for the recurrent services of the Ombudsman’s Office.

Note (expenses): This recurrent appropriation will fund expenses of $26,270,000, as follows:

$,000
01	Complaint Resolution, Investigation, Oversight and Scrutiny	26,270

Appropriation Bill 2012	Clause 29

Appropriation (Special Offices)	Part 4

(2)	Capital appropriation

The sum of $294,000 is appropriated to the Premier and Minister for Western Sydney for the capital works and services of the Ombudsman’s Office.

Note (capital expenditure): This capital appropriation will fund capital expenditure of $294,000, as follows:

$,000
01	Complaint Resolution, Investigation, Oversight and Scrutiny	294

29	Police Integrity Commission

(1)	Recurrent appropriation

The sum of $17,976,000 is appropriated to the Premier and Minister for Western Sydney for the recurrent services of the Police Integrity Commission.

Note (expenses): This recurrent appropriation will fund expenses of $20,297,000, as follows:

$,000
01	Investigations, Research and Complaint Management	20,297

(2)	Capital appropriation

The sum of $1,790,000 is appropriated to the Premier and Minister for Western Sydney for the capital works and services of the Police Integrity Commission.

Note (capital expenditure): This capital appropriation will fund capital expenditure of $1,790,000, as follows:

$,000
01	Investigations, Research and Complaint Management	1,790

Clause 30	Appropriation Bill 2012

Part 4	Appropriation (Special Offices)

30	Public Service Commission

(1)	Recurrent appropriation

The sum of $29,954,000 is appropriated to the Premier and Minister for Western Sydney for the recurrent services of the Public Service Commission.

Note (expenses): This recurrent appropriation will fund expenses of $31,490,000, as follows:

$,000
01	Services and Capabilities Improvement	31,490

(2)	Capital appropriation

The sum of $1,750,000 is appropriated to the Premier and Minister for Western Sydney for the capital works and services of the Public Service Commission.

Note (capital expenditure): This capital appropriation will fund capital expenditure of $1,750,000, as follows:

$,000
01	Services and Capabilities Improvement	1,750

Appropriation Bill 2012	Clause 31

General	Part 5

Part 5	General

31	Variation of authorised payments from Consolidated Fund

(1)	In this section, purpose means any purpose for which a sum is appropriated under this Act for recurrent services or for capital works and services.

(2)	Payment of a sum appropriated under this Act for a purpose may not be made in excess of the sum specified for the purpose, except as provided by this section or Division 4 of Part 2 of the Public Finance and Audit Act 1983.

(3)	If the exigencies of government so require, the Treasurer may authorise the payment of a sum in excess of the sum (or total sum) specified for a purpose, but only if an equivalent sum is not paid out for another purpose, whether the other purpose is specified in relation to the same or a different Minister, subject to subsections (4)–(6).

(4)	A sum appropriated for recurrent services may only be paid out for recurrent services and a sum appropriated for capital works and services may only be paid out for capital works and services.

(5)	The sum appropriated under Part 3 may only be paid out for the purposes specified in Part 3.

(6)	The total sum appropriated under Part 4 may only be paid out for the purposes specified in Part 4.

(7)	This section does not apply to sums appropriated by another Act.

(8)	This section does not enable the Treasurer to authorise the payment of a sum in augmentation of, or as an addition to, any salary or wages the amount of which has been fixed by law.

(9)	The Treasurer is to inform the Auditor-General of every authorisation given under this section.

(10)	An authorisation under this section may be given before or after the relevant payment is made.

32	Appointment of person to carry out the functions of the Treasurer under section 31

(1)	The Treasurer may appoint a person to carry out the Treasurer’s functions under section 31.

(2)	Any such appointment is subject to such conditions (if any) as the Treasurer determines.

(3)	The Treasurer may revoke any such appointment at any time.

Clause 33	Appropriation Bill 2012

Part 5	General

(4)	A person appointed under this section has, in place of the Treasurer, the Treasurer’s function under section 31 (9) of informing the Auditor-General of every authorisation given by the person under section 31.

33	Delayed restructures

(1)	Without limiting section 31, if the responsibility for a service or function for which an appropriation is made in this Act is transferred on or after the date of assent to this Act because of the determination made before that date by the Premier to create new ministries, or to change or abolish existing ministries, and consequently to create, restructure or abolish any authority, the appropriation does not lapse and may be issued and applied, in accordance with such determination as may be made by the Treasurer, for or towards the service or function the responsibility for which is transferred.

(2)	Section 24 of the Public Finance and Audit Act 1983 does not apply to or in respect of an appropriation, service or function to which this section applies.

34	Tabling of Budget Papers

(1)	If the Legislative Assembly is not sitting at the time when a Budget Paper for the year 2012–13 is sought to be tabled in the Legislative Assembly, a Minister may, for the purpose of complying with section 27AB of the Public Finance and Audit Act 1983, present the Budget Paper to the Clerk of the Legislative Assembly to be dealt with in accordance with section 63C of that Act.

(2)	Section 63C of the Public Finance and Audit Act 1983 applies in relation to a Budget Paper that is presented to the Clerk of the Legislative Assembly under this section in the same way as it applies to a report presented to the Clerk of the Legislative Assembly under a provision of that Act.

First print

New South Wales

Appropriation (Parliament) Bill 2012

Explanatory note

This explanatory note relates to this Bill as introduced into Parliament. This Bill is cognate with the Appropriation Bill 2012.

Overview of Bill

The object of this Bill is to appropriate out of the Consolidated Fund the following sums of money required during the 2012–13 financial year for the recurrent services and capital works and services of the Legislature:

Recurrent Services	$117,812,000
Capital Works and Services	$6,244,000

b2012-067-43.d04

Appropriation (Parliament) Bill 2012

Explanatory note

The expenses and capital expenditure for relevant service groups of the Legislature are as follows:

	Expenses	Capital expenditure
Chamber and Committee Support	$18,398,000	$740,000
Members’ Support	$113,449,000	$5,202,000
Community Access	$7,519,000	$302,000

Total	$139,366,000	$6,244,000

Outline of provisions

Clause 1 sets out the name (also called the short title) of the proposed Act.

Clause 2 provides for the commencement of the proposed Act on the date of assent to the proposed Act.

Clause 3 provides for the interpretation of a reference to the financial year to which the proposed Act relates and other matters of interpretation.

Clause 4 is an interpretative provision relating to expenses and capital expenditure information included in the proposed Act.

Clause 5 provides for the appropriation out of the Consolidated Fund, for the recurrent services of the Legislature for the financial year of 2012–13, of the amount of $117,812,000.

Clause 6 provides for the appropriation out of the Consolidated Fund, for the capital works and services of the Legislature for the financial year of 2012–13, of the amount of $6,244,000.

Explanatory note page 2

First print

New South Wales

Appropriation (Parliament) Bill 2012

Contents

		Page
1	Name of Act	2
2	Commencement	2
3	Interpretation	2
4	Expenses and capital expenditure information	2
5	Appropriation for recurrent services	2
6	Appropriation for capital works and services	3

b2012-067-43.d04

New South Wales

Appropriation (Parliament) Bill 2012

No     , 2012

A Bill for

An Act to appropriate out of the Consolidated Fund sums for the recurrent services and capital works and services of the Legislature for the year 2012–13.

Clause 1	Appropriation (Parliament) Bill 2012

The Legislature of New South Wales enacts:

1	Name of Act

This Act is the Appropriation (Parliament) Act 2012.

2	Commencement

This Act commences on the date of assent to this Act.

3	Interpretation

(1)	In this Act, a reference to the year 2012–13 is a reference to the year from 1 July 2012 to 30 June 2013.

(2)	A reference in the Public Finance and Audit Act 1983 to an or the Appropriation Act includes a reference to this Act.

4	Expenses and capital expenditure information

(1)	A note included in this Act that is described as “expenses” sets out the expenses for the recurrent services of the Legislature, disaggregated across the relevant service groups.

(2)	A note included in this Act that is described as “capital expenditure” sets out the expenditure on capital works and services of the Legislature, disaggregated across the relevant service groups.

(3)	A note referred to in subsection (1) or (2) is included for information only and does not form part of this Act.

5	Appropriation for recurrent services

(1)	This Act appropriates the sum of $117,812,000 to the Legislature out of the Consolidated Fund for the recurrent services of the Legislature for the year 2012–13.

Note (expenses): This recurrent appropriation will fund expenses of $139,366,000, disaggregated as follows:

		$,000
01	Chamber and Committee Support	18,398
02	Members’ Support	113,449
03	Community Access	7,519

	Total	139,366

(2)	Any amounts expended for recurrent services under section 25 of the Public Finance and Audit Act 1983 or any Parliamentary Supply Act on or after 1 July 2012 and before the date of assent to this Act are taken to have been expended out of the sum appropriated by this section. This subsection applies only if this Act is assented to after 1 July 2012.

Appropriation (Parliament) Bill 2012	Clause 6

6	Appropriation for capital works and services

(1)	This Act appropriates the sum of $6,244,000 to the Legislature out of the Consolidated Fund for the capital works and services of the Legislature for the year 2012–13.

Note (capital expenditure): This capital appropriation will fund capital expenditure of $6,244,000, disaggregated as follows:

		$,000
01	Chamber and Committee Support	740
02	Members’ Support	5,202
03	Community Access	302

	Total	6,244

(2)	Any amounts expended for capital works and services under section 25 of the Public Finance and Audit Act 1983 or any Parliamentary Supply Act on or after 1 July 2012 and before the date of assent to this Act are taken to have been expended out of the sum appropriated by this section. This subsection applies only if this Act is assented to after 1 July 2012.